LOCK-UP AGREEMENT

May __, 2007

Ladies and Gentlemen:

The undersigned is a director, executive officer or beneficial owner of shares of capital stock, or securities convertible into or exercisable or exchangeable for the capital stock (each, a “Company Security”) of Microwave Satellite Technologies, Inc., a New Jersey corporation (the “Company”). The undersigned understands that the Company will merge with a wholly-owned subsidiary of a publicly traded company (the “Parent”), concurrently with a private placement by the Parent of up to 156 units (the “Units”) of the Parent, each Unit consisting of 46,620 shares of common stock, par value $0.001 per share, of the Parent and a detachable transferable warrant to purchase 23,310 shares of common stock of the Parent at an exercise price of $1.00 per share (the “Funding Transaction”). The undersigned also understands that WFG Investments, Inc., Ardent Advisors and Palladium Capital Advisors, LLC have acted as placement agents with respect to the Funding Transaction (the “Placement Agents”). The undersigned understands that the Company, the Parent and the Placement Agents will proceed with the Funding Transaction in reliance on this agreement.

In recognition of the benefit that the Funding Transaction will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees, for the benefit of the Company, the Parent, the Placement Agents and each investor in the Funding Transaction, that, during the period beginning on the initial closing of the Funding Transaction (the “Closing Date”) and ending twelve (12) months after such date, the undersigned will not, without the prior written consent of the Placement Agents, directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), any Company Security or securities of the Parent into or for which a Company Security may be converted, exercised or exchanged, whether by operation of law or otherwise (each, a “Parent Security”), beneficially owned, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by the undersigned on the date hereof or hereafter acquired or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Company Security or Parent Security, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any Company Security or Parent Security.

The undersigned further agrees that the undersigned will not for so long as the lock-up in the immediately preceding paragraph shall be in effect, without the prior written consent of the Parent and the managing underwriter (if a managing or lead underwriter is appointed), during the period commencing on the date of the final prospectus relating to the initial underwritten public offering of the Parent and ending on the date specified by the Parent and the managing underwriter (such period not to exceed one hundred eighty (180) calendar days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any securities of the Parent, including (without limitation) shares of common stock of Parent or any securities convertible into or exercisable or exchangeable for shares of Parent common stock (whether now owned or hereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any securities of the Parent, including (without limitation) shares of Parent common stock or any securities convertible into or exercisable or exchangeable for shares of Parent common stock (whether now owned or hereafter acquired), whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of securities, in cash or otherwise.

In furtherance of the foregoing, the Company, the Parent and the transfer agent of each are hereby authorized to decline to make any transfer of any Company Security or Parent Security if such transfer would constitute a violation or breach of this agreement.

Notwithstanding the foregoing, the undersigned (and any transferee of the undersigned) may transfer any shares of a Company Security or a Parent Security (i) as a bona fide gift or gifts, provided that prior to such transfer the donee or donees thereof agree in writing to be bound by the restrictions set forth herein, (ii) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) to non-profit organizations qualified as charitable organizations under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (iv) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to such transfer the transferee executes an agreement stating that the transferee is receiving and holding any Company Security or Parent Security subject to the provisions of this agreement. For purposes hereof, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, the foregoing shall not prohibit privately negotiated transactions, provided the transferees agree, in writing, to be bound to the terms of the lock-up agreements for the balance of the lock-up period.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

Signature: _______________________________

Print Name: _________________

Date: May ___, 2007